STATE OF NEW YORK
SUPREME COURT : COUNTY OF ERIE
-------------------------------------

ENLYTEN, INC.
495 Commerce Drive, Suite 1
Amherst, New York 14228,                                      SUMMONS


                            Plaintiff,
v.

THE GATORADE COMPANY,                              Index No.: 2007-_____
700 Anderson Hill Road
Purchase, New York 10577,

PEPSICO, INC.,
700 Anderson Hill Road
Purchase, New York 10577,


                            Defendants.




TO THE ABOVE-NAMED DEFENDANTS:

         YOUR ARE HEREBY SUMMONED to appear in this action and to serve a copy of your answer upon the attorneys for plaintiff within twenty days after service of this summons, exclusive of the day of service [or within thirty days after service is complete if the summons is not personally delivered to you within the State of New York]. In case of your failure to answer or appear, judgment will be taken against you by default for the relief demanded in the complaint.

         Plaintiffs designate Erie County as the place of trial. The basis of venue is plaintiff's residence.

Dated: Buffalo, New York
       October 30, 2007

                                      By:  /s/ Michael B. Powers
                                           -------------------------
                                           Michael B. Powers
                                      Attorneys for Plaintiff
                                      One HSBC Center, Suite 3400
                                      Buffalo, New York 14203-2887
                                      Telephone No. (716) 847-8400

STATE OF NEW YORK
SUPREME COURT : COUNTY OF ERIE


ENLYTEN, INC.
495 Commerce Drive, Suite 1
Amherst, New York 14228,
                                    Plaintiff,

                                    v.
                                                            COMPLAINT
THE GATORADE COMPANY,
700 Anderson Hill Road
Purchase, New York 10577,

PEPSICO, INC.,
700 Anderson Hill Road Purchase,
New York 10577,

                                    Defendants.
---------------------------------------------------------------


         Plaintiff, Enlyten, Inc. ("Enlyten"), by its attorneys, Phillips Lytle LLP, for its complaint against defendants The Gatorade Company ("Gatorade") and PepsiCo, Inc. ("Pepsi), alleges as follows:


                                    PARTIES


         1. Plaintiff Enlyten, Inc. ("Enlyten") is a Nevada corporation with its principal place of business in the County of Erie, State of New York at 495 Commerce Drive, Amherst NY 14228. Enlyten is a wholly-owned subsidiary of publicly traded HealthSport, Inc. (OTC:HSPO).


         2. Upon information and belief, defendant The Gatorade Company ("Gatorade") is a Delaware corporation with its principal place of business in the State of New York in Purchase, New York 10577.

         3. Upon information and belief, defendant PepsiCo, Inc. ("Pepsi"), a publicly traded company (NYSE: PEP), is a North Carolina corporation with its principal place of business in the State of New York in Purchase, NY 10577.

         4. Upon information and belief, Gatorade is a subsidiary of Pepsi.

                             JURISDICTION AND VENUE


         5. Defendants transact business within the State of New York; have entered into contracts to supply goods or services in the State of New York; have committed tortious acts within the State of New York; have committed tortious acts without the State of New York causing injury within the State of New York; regularly do or solicit business within the State of New York; and derive substantial revenues from goods sold and services rendered in the State of New York.

         6. Jurisdiction is proper pursuant to CPLR 301 and 302.

         7. Venue in this County is proper pursuant to CPLR 503 and 509.


                               FACTUAL BACKGROUND

I.       Enlyten's Electrolyte SportStrips And Its Customers.

         8. Enlyten is a Western New York-based company, founded in 2006, that has co-developed edible strips ("SportStrips") that replace electrolytes lost during strenuous physical exertion in conjunction with Innolen, Inc., a sister corporation.

         9. SportStrips deliver electrolytes that assist the body during rehydration.

         10. SportStrips deliver electrolytes by absorption through the mouth lining (oral mucosa).


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


         11. SportStrips offer electrolyte replacement without the sugar, calories or bulkiness that come from the consumption of the much larger amounts of liquids needed with Gatorade and other sports drinks.

         12. There is a patent pending on the delivery of electrolytes in edible film strips, held by Enlyten's sister company Innolen, Inc., also a subsidiary of HealthSport, Inc.

         13. Innolen, Inc. has assigned to Enlyten the right to market SportStrips using this electrolyte delivery system.

         14. Enlyten's products are in the continuing process of evaluation by the Duke Sports Medicine Center and The Michael W. Krzyzewski Human Performance Laboratory.

         15. Evaluations performed to date by Duke University ("Duke") scientists show that Duke athletes' use of SportStrips has decreased the number of I.V.s used for rehydration by 75 percent.

         16. After Duke's preliminary evaluation, Dr. C.T. Moorman, director of the Duke Sports Medicine Center, agreed to chair Enlyten's Sports Advisory Council.

         17. The customers for SportStrips are amateur and professional athletes.

         18. Official sponsorships of professional sports teams are important in selling electrolyte replacement products to amateur and professional athletes.

II.      ENLYTEN'S AGREEMENT WITH THE BILLS.

         19. Upon information and belief, the National Football League ("NFL") is an unincorporated, not-for-profit association, constituted under the laws of the State of New York, with headquarters at 280 Park Avenue, New York, New York, 10017, that is comprised of 32 member clubs ("Member Clubs"), including the Buffalo Bills.


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


         20. Upon information and belief, the 32 NFL Member Clubs have the right to enter into official sponsorship agreements that do not conflict with the agreements entered into by the NFL.

         21. The Buffalo Bills, Inc., a New York Corporation, located at One Bills Drive, Orchard Park, NY 14127, owns and operates an NFL football team known as the Buffalo Bills ("Bills").

         22. On March 15, 2007, Enlyten entered into an official sponsorship agreement with the Bills ("Bills Agreement").

         23. Before entering into the Bills Agreement, a Bills representative determined that the Bills Agreement would not conflict with any of the NFL's sponsorship agreements, including its agreements with Gatorade and Pepsi described below.

         24. Enlyten paid valuable consideration for the Bills Agreement.

         25. In the Bills Agreement, the Bills granted Enlyten a license for the use of Bills trademarks, trade names, service marks, and logos and other identifying features of the Bills ("Bills' Marks") and denominated Enlyten as the "Official Sports Electrolyte Strip of the Buffalo Bills."

         26. As a result of entering into the Bills Agreement, Enlyten had the right to place the Bills' Marks on their advertising, displays and promotional materials for sponsored events.

         27. Under the Bills Agreement, Enlyten was also to receive one 30-second feature on the JumboTron for each Bills home game; space at the Game Day Experience during each regular season home game to offer samples of its product; Training Camp sponsorship and various related promotionals; one full-color advertisement in the Bills Game Day magazine distributed at each home game; and specified Internet advertising.


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


 III.    ENLYTEN'S DEALINGS WITH OTHER NFL CLUBS.

         28. After Enlyten entered into the Bills Agreement, eight other NFL Member Clubs solicited Enlyten with proposals for official sponsorship agreements: Tampa Bay Buccaneers, New York Giants, Arizona Cardinals, Jacksonville Jaguars, Oakland Raiders, Kansas City Chiefs, San Diego Chargers, and the New England Patriots.

         29. Upon information and belief, the Member Clubs had analyzed the NFL's sponsorship contracts with Gatorade and Pepsi described below and concluded that they did not preclude any Member Club from entering into a sponsorship agreement with Enlyten for SportStrips.


 IV.    GATORADE AND PEPSI'S MARKET POWER.


         30. Gatorade manufactures, markets and sells sports drinks, bars and gels.

         31. Gatorade has an official sponsorship agreement with the NFL.

         32. Pepsi is a global beverage and snack company that manufactures, markets and sells, among other things, a variety of carbonated and non-carbonated beverages.


         33. Pepsi has an official sponsorship agreement with the NFL.

         34. Upon information and belief, Gatorade and Pepsi have agreed to spend approximately $1 billion dollars on advertising and sponsorships with the NFL from 2004 through 2011.

         35. Gatorade also has exclusive sponsorship agreements with the following organizations: Bowl Championship Series, US Soccer, WNBA, NHL, AVP, USA Basketball, Major League Soccer, NBA, and the Boston Marathon.

         36. Gatorade has collegiate affiliations with 60 Division I Universities and 11 Division I conferences.


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


         37. Gatorade has the following "professional affiliations": American College of Sports Medicine, National Athletic Trainers Association, Sports Cardiovascular & Wellness Nutritionists; Sports Dietetics (USA), Joint Commission on Sports Medicine and Science, American Medical Athletic Association, National Federation of State High School Associations, National Soccer Coaches Association of America, Professional Baseball Athletic Trainers, Professional Football Athletic Trainers, Professional Hockey Athletic Trainers, Professional Soccer Athletic Trainers, National Basketball Association Athletic Trainers, American Football Coaches Association, Women's National Basketball Athletic Trainers Association, and the Collegiate Strength & Conditioning Coaches Association.


V. GATORADE AND PEPSI'S UNLAWFUL INTERFERENCE WITH ENLYTEN'S ACTUAL AND PROSPECTIVE BUSINESS AGREEMENTS.

         38. Upon information and belief, Gatorade's sponsorship agreement with the NFL is only for sports drinks, bars and gels.

         39. Sports drinks, bars and gels are all designed to be swallowed and their electrolytes delivered through the gastro-intestinal tract.

         40. Enlyten's product is not a sports drink, a sports bar or a sports gel.

         41. Enlyten's SportStrips deliver electrolytes by absorption through the mouth lining (oral mucosa), not through the gastro-intestinal tract.

         42. Enlyten's SportStrips offer electrolyte replacement without the sugar, calories or bulkiness that come from the consumption of the much larger amounts of liquids needed with Gatorade and other sports drinks.

         43. Upon information and belief, Pepsi's sponsorship agreement with the NFL is for items other than electrolyte sportstrips.

         44. Gatorade controls most of the available market for official sponsorships and has, with Pepsi, used their market power to interfere with and exclude competitors, including Enlyten. As a result of Gatorade and Pepsi's misuse of their market power, Enlyten and other competitors have been precluded from purchasing the official sponsorships that retailers often require before agreeing to sell new products, thereby unlawfully protecting Gatorade's market share.

         45. Pepsi and Gatorade have used misrepresentations and economic duress to coerce third parties to breach their contracts with Enlyten or refuse to sign contracts with Enlyten, where there is no lawful or contractual reason requiring such breach or refusal.

         46. Pepsi and Gatorade's intent is to effect the exclusion of competition in the New York and United States markets for electrolyte replacement products so that Gatorade may maintain and increase its market share of that market.

         A.  GATORADE AND PEPSI'S UNLAWFUL INTERFERENCE WITH THE BILLS'
             AGREEMENT.

         47. After signing the Bills Agreement with Enlyten, the Bills issued a press release and contacted Sports Business Journal, where the news was reported on or about April 2, 2007.

         48. At some time on or after April 2, 2007, Gatorade and Pepsi became aware of the Bills Agreement.

         49. Shortly after the Bills Agreement was reported, Pepsi and Gatorade complained to the NFL and the Bills about it.

         50. Upon information and belief, Gatorade and Pepsi falsely stated to the NFL that Enlyten SportStrips are a "compressed gel" and untruthfully claimed that the Bills Agreement with Enlyten conflicted with Gatorade's exclusive sponsorship with the NFL.

         51. Enlyten's SportStrips are not compressed gel, and Enlyten has never represented that they are compressed gel.

         52. Enlyten attempted to avoid any dispute by changing its designation from "Official Sports Electrolyte Strip" to "Official Sponsor." The Bills agreed to this change.

         53. Notwithstanding Enlyten's clarification, Gatorade and Pepsi demanded that the NFL (including the Bills) not honor or enter into any sponsorship agreements with Enlyten.

         54. Upon information and belief, on or about October of 2007, the Bills received a letter from the NFL ("NFL Letter") demanding that all NFL Member Clubs not enter into sponsorship agreements with Enlyten and that the Bills not perform their obligations to Enlyten under the Bills Agreement.

         55. The NFL Letter was a result of coercion by Gatorade and Pepsi upon the NFL and the Bills.

         56. The coercion was effected by Gatorade and Pepsi through dishonest, unfair and improper means including, but not limited to, outright misrepresentation concerning Gatorade's product, Enlyten's product, Gatorade's sponsorship agreement with the NFL, the Bills Agreement and Enlyten's marketing efforts.

         57. On October 8, 2007, during the Bills' Monday Night Football game against the Dallas Cowboys, Enlyten was poised to receive the local and national publicity it needs to compete in the electrolyte replacement market.

         58. Enlyten had paid for and was entitled to this publicity under the Bills' Agreement.

         59. After receiving an advance copy of the Game Day magazine, Gatorade and Pepsi demanded that the NFL and the Bills not allow Enlyten to be advertised on the JumboTron or as an "Official Sponsor."

         60. Upon information and belief, the NFL and the Bills, because of Pepsi and Gatorade's coercive activities, instructed the printer to remove the Bills' logo and the words "Official Sponsor" from Enlyten's advertisement in the Game Day magazine.

         61. As a further result of Pepsi and Gatorade's coercive activity, Enlyten's JumboTron advertisement was cancelled, Enlyten's Official Sponsor logo was removed from the electronic ribbon board around the stadium, and the Enlyten logo on the concourse sign was removed and painted over.

         B. GATORADE AND PEPSI'S WRONGFUL INTERFERENCE WITH ENLYTEN'S RELATIONS WITH OTHER NFL CLUBS.

         62. Of the eight other NFL teams that had expressed interest in official sponsorship agreements with Enlyten, the New York Giants, San Diego Chargers, and Kansas City Chiefs have since expressly advised Enlyten that, due to their receipt of the NFL Letter, they will not enter into official sponsorships with Enlyten.

         63. Rodnell Workman of the New York Giants advised Enlyten of the NFL's "sensitivities" and the fact that "although your product may not have any direct correlation or competition with Gatorade, the League is sensitive to the concerns expressed by a relatively large and tenured sponsor and its parent, Pepsi."

         C. GATORADE AND PEPSI'S UNLAWFUL INTERFERENCE WITH ENLYTEN'S RELATIONS WITH DUKE UNIVERSITY.

         64. On or about October 6, 2007, the Duke Athletic Program received an email from Gatorade threatening harm to the "partnership" between Gatorade and Duke because of Duke's involvement with Enlyten.

         65. Upon information and belief, Gatorade falsely advised Duke that the NFL had sent Enlyten a cease and desist letter prohibiting them from "leveraging" Bills' Marks which Gatorade claimed to be in conflict with its category rights.

         66. The NFL never sent Enlyten such a letter.

         67. Enlyten never took any action that conflicted with Gatorade's rights.

         68. As a result of Gatorade's threat and false information, even though the use of Enlyten SportStrips had reduced Duke athletes' use of I.V.s by 70 percent and provided other benefits, Duke removed Enlyten's product from the Duke training facilities.

         69. After reviewing its agreement with Gatorade, Duke recognized the falsity of Gatorade's information and determined that it had the right to do business with Enlyten.


         70. Duke eventually returned Enlyten's products to the Duke training facilities.

                              FIRST CAUSE OF ACTION
                             ----------------------

         71. Paragraphs 1 through 70 are realleged.

         72. Enlyten and the Bills have been mutually obligated under a valid, enforceable contract (Bills Agreement) since March 15, 2007.

         73. Pepsi and Gatorade were aware of the existence of the Bills Agreement.

         74. Pepsi and Gatorade took actions as described above that interfered with the Bills Agreement, causing the Bills to breach that Agreement as described above.

         75. Enlyten has suffered damages as a result of Pepsi and Gatorade's willful interference and procurement of the breach of the Bills Agreement.

         76. As a result of the above, Enlyten is entitled to compensatory damages in an amount to be determined at trial.

         77. By reason of the wrongfulness of Pepsi and Gatorade's actions, Enlyten is also entitled to punitive and exemplary damages in an amount sufficient to punish Pepsi and Gatorade and to deter such conduct in the future.

                             SECOND CAUSE OF ACTION
                             ----------------------

         78. Paragraphs 1 through 77 are realleged.

         79. During 2007, Enlyten engaged in negotiations for contracts with various third parties as described in part above.

         80. Pepsi and Gatorade knowingly, intentionally and wrongfully interfered with these relations and acted wrongfully to restrain trade as described above, with the result that third parties are no longer willing to enter into the contemplated agreements with Enlyten.

         81. The interference was effected by dishonest, unfair and improper means including, but not limited to, outright misrepresentation concerning Gatorade's product, Enlyten's product, Gatorade's sponsorship agreement with the NFL, the Bills Agreement and Enlyten's marketing efforts

         82. Third parties had supplied contract proposals to Enlyten, and but for Gatorade and Pepsi's wrongful interference, the third parties would have signed contracts with Enlyten.

         83. Enlyten has suffered damages as a result.

         84. As a result of the above, Enlyten is entitled to compensatory damages in an amount to be determined at trial.

         85. By reason of the wrongfulness of Pepsi and Gatorade's actions, Enlyten is also entitled to punitive and exemplary damages in an amount sufficient to punish Pepsi and Gatorade and to deter such conduct in the future.


                             THIRD CAUSE OF ACTION
                             ---------------------

         86. Paragraphs 1 through 85 are realleged.

         87. Gatorade and Pepsi's acts of interference with Enlyten's actual and prospective business agreements and their unfair competition have caused and will continue to cause Enlyten irreparable harm.

         88. Enlyten has no adequate remedy at law for such unfair competition.

         89. Enlyten is entitled to a permanent injunction enjoining and restraining Pepsi and Gatorade from engaging in further interference with Enlyten's actual and prospective business agreements and from engaging in unfair competition with Enlyten.

         WHEREFORE, Enlyten demands judgment: (i) on Enlyten's First and Second and Causes of Action, for compensatory, punitive and exemplary damages against Gatorade and Pepsi in an amount to be determined at trial; (ii) on Enlyten's Third Cause of Action, for permanent injunctive relief barring Gatorade and Pepsi from any further interference with Enlyten's actual and prospective business agreements and from engaging in unfair competition with Enlyten; (iii) awarding Enlyten the costs, expenses and disbursements of this action, including reasonable attorneys' fees; and (iv) awarding Enlyten such other and further relief as may be just and equitable.


Dated: Buffalo, New York
       October 30, 2007

                                          PHILLIPS LYTLE LLP


                                          By  /s/ Michael B. Powers
                                            -----------------------------------
                                                  Michael B. Powers
                                          Attorneys for Plaintiff
                                          3400 HSBC Center
                                          Buffalo, New York 14203-2887
                                          Telephone No. (716) 847-8400


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